UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to 240.14a-12

Pall Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following materials were made available to employees of Pall Corporation on Pall Corporation’s intranet on June 10, 2015:

The Message from DANAHER
June 10, 2015

Forward Looking Statements

Statements in this presentation that are not strictly
historical, including statements regarding the proposed
acquisition of Pentagon, the expected timetable for
completing the acquisition, future financial and operating
results, benefits and synergies of the acquisition, future
opportunities for the combined businesses, the anticipated
separation of the Company into two independent companies,
the expected timetable for completing the separation, future financial and operating performance of each company,
benefits and synergies of the separation, strategic and
competitive advantages of each company, the leadership of
each company, future opportunities for each company and any
other statements regarding events or developments that we
believe or anticipate will or may occur in the future are
"forward-looking" statements within the meaning of the
federal securities laws. There are a number of important
factors that could cause actual results, developments and
business decisions to differ materially from those suggested or indicated by such forward-looking statements and you
should not place undue reliance on any such forward-looking
statements. These factors include, among other things:
economic conditions affecting the industries in which
Danaher's businesses and Pentagon operate, the uncertainty
of regulatory approvals, Danaher's and Pentagon's ability to satisfy the merger agreement conditions and consummate the
transaction on a timely basis or at all, Danaher's ability
to successfully integrate Pentagon's operations and
employees with Danaher's existing business, the ability to
realize anticipated growth, synergies and cost savings from
the acquisition, Pentagon's performance and maintenance of
important business relationships, Danaher's ability to
satisfy the necessary conditions to consummate the
separation on a timely basis or at all, Danaher's ability to successfully separate the two companies and realize the
anticipated benefits from the separation, the maintenance of important business relationships, deterioration of or
instability in the economy, the markets we serve and the
financial markets, the impact of our restructuring
activities on our ability to grow, contractions or growth
rates and cyclicality of markets we serve, competition, our
ability to develop and successfully market new products and
technologies and expand into new markets, the potential for
improper conduct by our employees, agents or business
partners, our ability to successfully identify, consummate
and integrate appropriate acquisitions and successfully
complete divestitures and other dispositions, contingent
liabilities relating to acquisitions and divestures, our
ability to close the anticipated merger of our
Communications business with NetScout, Inc. and achieve the
desired benefits of that transaction, our compliance with
applicable laws and regulations (including regulations
relating to medical devices and the healthcare industry) and changes in applicable laws and regulations, our ability to
effectively address cost reductions and other changes in the healthcare industry, risks relating to potential impairment
of goodwill and other intangible assets, currency exchange
rates, tax audits and changes in our tax rate and income tax liabilities, litigation and other contingent liabilities
including intellectual property and environmental, health
and safety matters, risks relating to product, service or
software defects, product liability and recalls, risks
relating to product manufacturing, the impact of our debt
obligations on our operations and liquidity, our
relationships with and the performance of our channel
partners, commodity costs and surcharges, our ability to
adjust purchases and manufacturing capacity to reflect
market conditions, reliance on sole sources of supply, labor matters, international economic, political, legal,
compliance and business factors, disruptions relating to
man-made and natural disasters, security breaches or other
disruptions of our information technology systems and
pension plan costs. Additional information regarding the
factors that may cause actual results to differ materially
from these forward-looking statements is available in our
SEC filings, including our 2014 Annual Report on Form 10-K
and Quarterly Report on Form 10-Q for the first quarter of
2015. These forward-looking statements speak only as of the
date of this release and the Company does not assume any
obligation to update or revise any forward-looking
statement, whether as a result of new information, future
events and developments or otherwise.

Welcome to Danaher!

We value your past efforts, the company you've built and the customer relationships you've developed.

We're excited to have you on our team.

We look forward to working and growing with you!

Overview

About Danaher
Our Portfolio with Pall
Our Values
Danaher Business System (DBS)

Success stories - acquisitions and innovation

The weeks ahead

What you can expect from Danaher

Danaher with Pall

Founded in 1984

Headquartered in Washington, DC

New York Stock Exchange Ticker: DHR

Global team of ~57,400 associates (including Pall)

Danaher
2014 Revenue: $16.5B*

Life Sciences
$2.5B

Diagnostics
$4.8B

Water Quality
$2.0B

Product ID
$1.6B

Pall
$2.8B

Dental
$2.9B

* Reflects aggregate revenues from constituent businesses
(including with respect to "Future Danaher," Pall) for the
respective, most recently completed fiscal year. Pall
revenues are based on 2014 FYE ended July 31, 2014. Includes
$0.7B of annual revenues for Nobel Biocare and $0.2B of
annual revenues for Devicor, each of which was acquired in
December 2014.

You are joining other fantastic companies

Our Core Values

The Best Team Wins

Customers Talk, We Listen

Kaizen is Our Way of Life

Innovation Defines our Future

We Compete for Shareholders

Danaher Business System

Don't Translate This Art

THE BEST TEAM WINS

INNOVATION DEFINES OUR FUTURE

PEOPLE

PLAN

PROCESS

PERFORMANCE

QUALITY

INNOVATION

CUSTOMERS
CUSTOMERS TALK, WE LISTEN

DANAHER
KAIZEN IS OUR WAY OF LIFE

WE COMPETE FOR SHAREHOLDERS

DBS Toolkit Today

Don't Translate This Table

DBS FUNDAMENTALS
Voice of the customer
Value stream mapping
Standard work
Transactional process improvement
Kaizen basics
5S
Problem solving process
Visual and daily management
GROWTH
LEAN
LEADERSHIP
Dream
 Develop
Deliver
Reliability
Transactional
Operations
Business process
Leadership development
Associate development
Breakthrough ideation / open innovation
Speedy Design Review (SDR)
Inside sales
Reliability PD boot Camp
Transactional lean conversion and Daily Mgmt.
Lean conversion
Strategic Planning
Executive champion orientation
Introduction to DBS
Customer segmentation
Accelerated product development
Value selling
Customer defect tracking and resolution
Production sales inventory
Set-up reduction
GM Policy Deployment *
Leadership and organization communications*
Training and facilitation
Demand generation
Toll Gate #2 kaizen
Sales force initiative
Supplier quality management
Value analysis/ value engineering
Production preparation process
Acquisition Integration
Developing growth leaders *
Crucial conversations
Lean software design
Pricing margin management
Design for reliability
Just in time accounting
Total productive manufacturing
Risk assessment *
Financial acumen
Project management
Price leakage kaizen
Failure mode effects analysis
Accounts receivable best practices
Danaher materials process (Includes kanban)
Leveraging your impact *
Recruiting and selection
Product life cycle management
Product life cycle management
Quality system basics
Accounts payable best practices
Heijunka
ID, developing and communications*
DBS leader boot camp
Intellectual property process
Strategic negotiations
Customer service and support
DBS compliance for medical device manufacturing
Energy conservation kaizen
Advanced talent assessment *
DBS leader continuing education
Product planning group
Search engine optimization
Personal review and team inspection
Sourcing workshop and supply base management
Variation reduction kaizen
Adjusting your leadership style *
Development for growth
User experience design
Pay per click kaizen
Commodity management
Measurement system analysis
Situational leadership
DBS tool certification (MBB)
On-Line nurturing kaizen
Supply chain and logistics best practices
Driving the Danaher culture
Change management
Positioning and Messaging Kaizen
Lean supply chain (Strategic supplier productivity)
Leading multiple P and Ls
Leadership essentials

oWhat's unique about DBS tools?
-Integrated and improved over time
-Smart usage - pick for highest impact
-Velocity of implementation
-Commitment to use - everybody's job
-Shared across Danaher companies
-* = Class in DHR Leadership Program

Core Value Drivers

Customer
Quality
On-Time Delivery

Associate
Internal Fill Rate
Turnover

Shareholder
Core Growth
OMX
Cash Flow / Working Capital Turnover
Return on Invested Capital

How we measure our success

Why is Danaher an exciting opportunity?

Markets: Leading positions and outstanding global brands
well positioned within markets with strong growth vectors

IP / Technology: Highly technical, rich IP environment
provides opportunity for continued innovation leadership

People: DBS culture provides framework for continuous
learning and professional development. Committed associates
with great depth of insight into customers, markets and
products

Growth opportunities: Well capitalized company provides
organic and inorganic investment opportunities and resultant growth for both associates and customers

Water Quality Acquisition Success

HACH *Water testing equipment for municipal and industrial customers* + DANAHER = ***WATER QUALITY PLATFORM Technology to test, analyze and treat ultra-pure, waste, ground, ocean and drinking water***

1999 → **TODAY**

1999

Revenue: ~$125M



30%
Other
70%
North
America

Operating Margin: High teens

Associates ~550

Products





Growth Investments

Acquisitions

Research & Development

Sales & Marketing

Geographic Footprint

TODAY

Revenue: ~$2.0B



25%
HGMs
5%
Other
50%
North
America
20%
Europe

Operating Margin: ~25%

Associates ~6,800

Products







Growth investments made a good company even better…still improving!

Focus in the Coming Weeks

Stay focused on serving customers well

Leverage the acquisition as an opportunity for growth

Be open to new ideas

Get to know Danaher and our formula for success

What You Can Expect from Danaher - In the Coming Months

Ongoing interaction, communication and engagement from
Danaher and Pall leaders

Until close:

Danaher and Pall will continue to operate separately

Danaher will not be involved in Pall's day-to-day business
activities

Start planning transition activities

Upon close:
From a publicly traded company to a wholly-owned subsidiary

Will run as a stand-alone operating company within Danaher,
retaining the Pall brand

Changes in financial reporting

What You Can Expect from Danaher - After Close

First 100 days

Pall leadership immersed in DBS

Pall leadership will work with Danaher to update your
Strategic Plan

3 to 5 year planning horizon

Focused on growing the business, defining opportunities
around costs and investments

Communication Lines are Open

It's normal to feel apprehension, uncertainty and mistrust

Danaher has done this before, but each situation is unique
We don't have it all figured out yet

For now, there are more questions than answers, but we will
keep lines of communication open

Communication is a two-way street and we welcome your
questions and feedback

Danaher

ADDITIONAL INFORMATION ABOUT THE MERGER

A meeting of the shareholders of Pall will be announced to
obtain shareholder approval of the proposed transaction.
Pall intends to file with the SEC a proxy statement and
other relevant documents in connection with the proposed
transaction. The definitive proxy statement will be sent or
given to the shareholders of Pall and will contain important information about the proposed transaction and related
matters. PALL'S SHAREHOLDERS ARE URGED TO READ THE
DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT PALL, DANAHER AND THE PROPOSED
TRANSACTION. Investors may obtain a free copy of these
materials (when they are available) and other documents
filed by Pall with the SEC at the SEC's website at
www.sec.gov, at Pall's website at www.pall.com or by sending a written request to pall, Attn: Investor Relations, 25
Harbor Park Drive, Port Washington, NY, 11050.

Participants in the Solicitation

Pall, Danaher and their respective directors and executive
officers and other persons may be deemed to be participants
in the solicitation of proxies from the shareholders of Pall in favor of the proposed merger. Information regarding the
persons who may, under the rules of the SEC, be considered
to be participants in the solicitation of Pall's
shareholders in connection with the proposed transaction,
and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is
filed with the SEC. Additional information regarding
Danaher's directors and executive officers is included in
Danaher's Annual Report on Form 10-K for the year ended
December 31, 2014, filed with the SEC on February 25, 2015
and the proxy statement for Danaher's 2015 Annual Meeting of
Shareholders, filed with the SEC on March 27, 2015.
Additional information regarding Pall's directors and
executive officers is included in Pall's Annual Report on
Form 10-K for the fiscal year ended July 31, 2014, filed
with the SEC on September 8, 2014 and the proxy statement
for Pall's 2014 Annual Meeting of Shareholders, filed with
the SEC on October 31, 2014.

Pall Corporation

Better Lives. Better Planet. SM

Pall Corporation agrees to be acquired by Danaher
Corporation

June 10, 2015

2015 Pall Corporation

What was announced on May 13, 2015?

Pall agreed to be acquired by Danaher for $127.20 per share
in an all-cash transaction that values the company at $13.8
billion

Separately, Danaher announced its intention to split into
two independent companies

Pall, in its entirety, will fit within the "new" Danaher, a
$16.5 billion revenue company focused on science and
technology

Who is the "new" Danaher?

2014 Financials

Revenue	$16.5 bb*
Gross Margin	>50%
OP Margin	Mid-teens
% Rev. Aftermarket	60%

Revenue Breakdown


Product ID 10%
Diagnostics 28%
Dental 18%
Water Quality 12%
Life Sciences 15%
Pall Industrial 8%
Pall Life Sciences 9%

Leadership

- Thomas P. Joyce Jr., President & CEO
- Daniel L. Comas, Executive Vice President & CFO

Company Characteristics

- +MSD organic revenue growth
- Market leading positions and outstanding brands
- Resilient business models with large installed base and significant aftermarket exposure
- Attractive margin profile with runway to improve

Anticipated Capital Structure

- Strong investment grade credit rating
- M&A primary focus of capital deployment

* Reflects aggregate revenues from constituent businesses (including Pall) for the respective, most recently completed fiscal year. Pall revenues are based on 2014 FYE ended July 31, 2014. Includes $0.7 bb of annual revenues for Nobel Biocare which was acquired in December 2014.

3

PALL Pall Corporation

How does Pall fit with Danaher?

Danaher values strong global brands with good growth
opportunities as well as solid gross margins with strong
consumable streams

Pall has created a strong global brand and leadership
position in filtration and separation sciences, with a
strong growth profile and attractive consumables focused
business model

Pall provides Danaher with a solid foundation in the
attractive filtration and separations market to continue to
invest and build upon, both organically and inorganically

Danaher provides Pall with its proven management and
business system to accelerate our improvement

How does this impact you?

Business as usual until this transaction closes

Continue to execute against our BU strategies

Achieve our Customer First company-wide objectives via the
specific business unit and site initiatives

Pall will continue as a stand-alone brand under the new
Danaher umbrella

Danaher is a world class company - one of the best

Opportunity to grow within one of the best

What's next?

The transaction is expected to close by the end of calendar
2015, after customary regulatory approvals and approval by
Pall's shareholders

Over the next few months, we do expect increasing
interaction with Danaher; we will pass along updates as
important information becomes available throughout the
process

For now, our strategy remains unchanged; we remain a
standalone company until the transaction closes

What is the external communication protocol?

If contacted by customers, suppliers or partners, share the
key messages. To assist, we are preparing:

Draft generic letters you can customize

FAQ and other communication tools

If contacted by media, investors or other third-parties
please refer them to:

Brent Jones
brent_jones@pall.com
516-801-9871

Company Values

Pall's Core Values establish principles of ethical behavior:

Customer First is not a slogan; it is how we treat them.

We strive to be the Most Agile to meet customer needs before others do.

Our Stakeholder relationships are all built upon Mutual
Respect.

The success of Pall Corporation depends on a culture of
Personal Responsibility and Full Accountability.

Absolute Integrity is the cornerstone of our company and THE rule for how we do business.

CULTURE OF ABSOLUTE INTEGRITY

CUSTOMER FIRST
MUTUAL RESPECT
FULL ACCOUNTABILITY
PERSONAL RESPONSIBILITY
MOST AGILE

A reminder...

Questions

?